UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 23, 2015

Commission file number: 001-35653

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of	(IRS Employer
Incorporation or organization)	Identification No.)

555 East Airtex Drive

Houston, TX 77073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On March 23, 2015, Sunoco LP (the “Partnership”) issued a press release announcing the commencement of a private offering of $800,000,000 in aggregate principal amount of senior notes due 2023 of the Partnership and Sunoco Finance Corp., a wholly owned subsidiary of the Partnership (the “notes”).

A copy of the press release relating to the commencement of the offering is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Launch Press Release of Sunoco LP, dated March 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	Sunoco GP LLC, its general partner

Date: March 23, 2015
/s/ Mary E. Sullivan
Mary E. Sullivan
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Launch Press Release of Sunoco LP, dated March 23, 2015.